UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2013

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On August 9, 2013, American International Group, Inc. (“AIG”) closed the sale of $1,000,000,000 of AIG’s 3.375% Notes due 2020 (the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•

Underwriting Agreement, dated August 6, 2013, between AIG and Citigroup Global Markets Inc., HSBC Securities (USA) Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein;

•	Nineteenth Supplemental Indenture, dated as of August 9, 2013, between AIG and The Bank of New York Mellon, as Trustee;

•	Form of the Notes;

•	Opinion of Sullivan & Cromwell LLP, dated August 9, 2013, as to the validity of the Notes;

•	Opinion of Sullivan & Cromwell LLP, dated August 9, 2013, as to United States federal income tax matters; and

•	Prospectus Supplement, dated August 6, 2013, relating to the Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated August 6, 2013, between AIG and Citigroup Global Markets Inc., HSBC Securities (USA) Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Nineteenth Supplemental Indenture, dated as of August 9, 2013, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Form of the Notes (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP, dated August 9, 2013, as to the validity of the Notes.

8.1	Opinion of Sullivan & Cromwell LLP, dated August 9, 2013, as to United States federal income tax matters.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

99.1	Prospectus Supplement, dated August 6, 2013, relating to the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: August 9, 2013	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III Title: Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated August 6, 2013, between AIG and Citigroup Global Markets Inc., HSBC Securities (USA) Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Nineteenth Supplemental Indenture, dated as of August 9, 2013, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Form of the Notes (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP, dated August 9, 2013, as to the validity of the Notes.

8.1	Opinion of Sullivan & Cromwell LLP, dated August 9, 2013, as to United States federal income tax matters.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

99.1	Prospectus Supplement, dated August 6, 2013, relating to the Notes.